CLEARBRIDGE FOCUS VALUE ESG ETF

(Percentages shown based on Fund net assets)

Schedule of investments (unaudited)	December 31, 2021

SECURITY	SHARES	VALUE
COMMON STOCKS - 100.0%
COMMUNICATION SERVICES - 9.4%
Interactive Media & Services - 2.3%
Alphabet Inc., Class A Shares	30	$86,911	*

Media - 6.1%
Charter Communications Inc., Class A Shares	108	70,413	*
Comcast Corp., Class A Shares	1,432	72,072
DISH Network Corp., Class A Shares	2,539	82,365	*

Total Media		224,850

Wireless Telecommunication Services - 1.0%
T-Mobile US Inc.	317	36,766	*

TOTAL COMMUNICATION SERVICES		348,527

CONSUMER DISCRETIONARY - 7.1%
Hotels, Restaurants & Leisure - 2.9%
Booking Holdings Inc.	45	107,965	*

Specialty Retail - 4.2%
Home Depot Inc.	206	85,492
TJX Cos. Inc.	895	67,949

Total Specialty Retail		153,441

TOTAL CONSUMER DISCRETIONARY		261,406

ENERGY - 2.8%
Oil, Gas & Consumable Fuels - 2.8%
TC Energy Corp.	2,196	102,202

FINANCIALS - 23.2%
Banks - 9.7%
Bank of America Corp.	4,046	180,007
JPMorgan Chase & Co.	1,132	179,252

Total Banks		359,259

Capital Markets - 2.9%
Charles Schwab Corp.	1,269	106,723

Consumer Finance - 4.5%
American Express Co.	702	114,847
Capital One Financial Corp.	364	52,813

Total Consumer Finance		167,660

Diversified Financial Services - 3.1%
Berkshire Hathaway Inc., Class B Shares	384	114,816	*

See Notes to Schedule of Investments.

ClearBridge Focus Value ESG ETF 2021 Quarterly Report	1

CLEARBRIDGE FOCUS VALUE ESG ETF

(Percentages shown based on Fund net assets)

Schedule of investments (unaudited) (cont’d)	December 31, 2021

SECURITY	SHARES	VALUE
Insurance - 3.0%
Marsh & McLennan Cos. Inc.	352	$61,184
Progressive Corp.	512	52,557

Total Insurance		113,741

TOTAL FINANCIALS		862,199

HEALTH CARE - 9.0%
Biotechnology - 1.6%
Amgen Inc.	266	59,842

Health Care Providers & Services - 4.7%
UnitedHealth Group Inc.	345	173,239

Pharmaceuticals - 2.7%
Johnson & Johnson	590	100,931

TOTAL HEALTH CARE		334,012

INDUSTRIALS - 16.1%
Air Freight & Logistics - 2.3%
United Parcel Service Inc., Class B Shares	402	86,165

Electrical Equipment - 2.6%
Vertiv Holdings Co.	3,916	97,782

Industrial Conglomerates - 1.5%
Honeywell International Inc.	264	55,047

Machinery - 9.7%
Deere & Co.	492	168,702
Illinois Tool Works Inc.	403	99,460
Otis Worldwide Corp.	1,043	90,814

Total Machinery		358,976

TOTAL INDUSTRIALS		597,970

INFORMATION TECHNOLOGY - 17.8%
Communications Equipment - 6.2%
Cisco Systems Inc.	2,033	128,831
Motorola Solutions Inc.	369	100,258

Total Communications Equipment		229,089

Electronic Equipment, Instruments & Components - 4.0%
TE Connectivity Ltd.	936	151,014

IT Services - 2.5%
Visa Inc., Class A Shares	430	93,185

Semiconductors & Semiconductor Equipment - 3.8%
NXP Semiconductors NV	300	68,334
QUALCOMM Inc.	394	72,051

Total Semiconductors & Semiconductor Equipment		140,385

See Notes to Schedule of Investments.

2	ClearBridge Focus Value ESG ETF 2021 Quarterly Report

CLEARBRIDGE FOCUS VALUE ESG ETF

(Percentages shown based on Fund net assets)

Schedule of investments (unaudited) (cont’d)	December 31, 2021

SECURITY	SHARES	VALUE
Software - 1.3%
Microsoft Corp.	141	$47,421

TOTAL INFORMATION TECHNOLOGY		661,094

MATERIALS - 7.2%
Chemicals - 5.2%
Air Products & Chemicals Inc.	335	101,927
PPG Industries Inc.	524	90,358

Total Chemicals		192,285

Construction Materials - 2.0%
Martin Marietta Materials Inc.	167	73,567

TOTAL MATERIALS		265,852

REAL ESTATE - 2.2%
Equity Real Estate Investment Trusts (REITs) - 2.2%
American Tower Corp.	283	82,778

UTILITIES - 5.2%
Electric Utilities - 1.8%
Edison International	961	65,588

Multi-Utilities - 3.4%
Sempra Energy	964	127,518

TOTAL UTILITIES		193,106

TOTAL INVESTMENTS - 100.0% (Cost - $2,701,481)		3,709,146
Other Assets in Excess of Liabilities - 0.0%††		1,697

TOTAL NET ASSETS - 100.0%		$3,710,843

††	Represents less than 0.1%.

*	Non-income producing security.

This Schedule of Investments is unaudited and is intended to provide information about the Fund’s investments as of the date of the schedule. Other information regarding the Fund is available in the Fund’s most recent annual or semi-annual shareholder report.

See Notes to Schedule of Investments.

ClearBridge Focus Value ESG ETF 2021 Quarterly Report	3

Notes to Schedule of Investments (unaudited)

1. Organization and significant accounting policies

ClearBridge Focus Value ESG ETF (the “Fund”) is a separate diversified investment series of ActiveShares® ETF Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The Fund is an actively managed exchange-traded fund (“ETF”). ETFs are funds the shares of which trade like other publicly-traded securities. Unlike shares of a mutual fund, which can be bought from and redeemed by the issuing fund by all shareholders at a price based on net asset value (“NAV”), shares of the Fund may be directly purchased from and redeemed by the Fund at NAV solely by certain large institutional investors who have entered into agreements with the Fund’s distributor (“Authorized Participants”). Also unlike shares of a mutual fund, shares of the Fund are listed on a national securities exchange and trade in the secondary market at market prices that change throughout the day. Unlike most actively managed ETFs, the Fund does not provide daily disclosure of its portfolio holdings. Instead, the Fund provides a verified intra-day indicative value (“VIIV”), calculated and disseminated every second throughout the trading day. The VIIV is intended to provide investors with enough information to allow for an effective arbitrage mechanism that will keep the market price of the Fund’s shares trading at or close to the underlying NAV per share of the Fund. Additionally, due to the non-disclosure of daily holdings, the Fund’s creation and redemption process will be facilitated by certain broker-dealers (“Authorized Participant Representatives”) that have entered into confidentiality arrangements with the Fund and that serve as agents for the Authorized Participants transacting with the Fund.

Shares of the Fund are listed and traded at market prices on the Cboe BZX Exchange, Inc. The market price for the Fund’s shares may be different from the Fund’s NAV. The Fund issues and redeems shares at NAV only in blocks of a specified number of shares or multiples thereof (“Creation Units”). Only Authorized Participants may purchase or redeem Creation Units directly with the Fund at NAV. Creation Units are created and redeemed principally in-kind (although under some circumstances its shares are created and redeemed partially for cash). In order to maintain confidentiality of the Fund’s holdings, Authorized Participants are unable to view Fund holdings. However, to facilitate the creation and redemption of Fund shares in-kind, the Authorized Participant Representatives are able to view Fund holdings. In order to create or redeem Fund shares, Authorized Participants must use an Authorized Participant Representative as an agent. To avoid unfair advantages, an Authorized Participant Representative cannot create or redeem shares directly with the Fund for its own account.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

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Notes to Schedule of Investments (unaudited) (continued)

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services typically use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will use the currency exchange rates, generally determined as of 4:00 p.m. (London Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Global Fund Valuation Committee (known as Legg Mason North Atlantic Fund Valuation Committee prior to March 1, 2021) (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information

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Notes to Schedule of Investments (unaudited) (continued)

regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

ASSETS
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Common Stocks†	$3,709,146	—	—	$3,709,146

†	See Schedule of Investments for additional detailed categorizations.

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